                                                                   Exhibit 14


ZURICH INSURANCE COMPANY - UNITED STATES


ZURICH INSURANCE COMPANY
(ZURICH, SWITZERLAND)


         owns 100% Zurich Towers, Inc. [US - IL]
         owns 33% of 20th Century Asset Management Corporation Limited [India]
         owns 99+% of Zurich Life Insurance Company (Zurich, Switzerland)
         owns 14% of Provident Companies, Inc.  *4
              owns 100% of Provident Life and Accident Insurance Co. [US-TN]
              owns 100% of Provident Life and Casualty Insurance Co. [US-TN]
              owns 100% of Provident National Assurance Company [US-TN]
              owns 100% of The Paul Revere Corporation [US-MA]
                   owns 100% of The Paul Revere Life Insurance Company [US-MA]
                        owns 100% of The Paul Revere Protective Life Insurance Company [US-DE]
                        owns 100% of The Paul Revere Variable Annuity Insurance Company [US-MA]
                   owns 100% of - Zurich Holding Co. of America [US - DE]
                        owns 100% Zurich Finance (USA) Inc [US-DE]
                        owns 100% Zurich American Brokerage Inc [US-NY]
                   owns 99.5% of UUBVI, Limited [BVI]
                   Zurich American Insurance Company
                        owns 100% [US - NY]
                        owns 100% of Empire Fire & Marine Insurance Company [US - NY]
                        owns 100% of Empire Indemnity Insurance Company [US - OK]
Zurich Holding Company of America
                        owns 99.9% Risk Enterprise Management Limited [US - DE]
                                  owns 100% Zurich American REIT Corporation [US - DE]
                                  owns 100% Zurich American Insurance Company [US - NY]
                                       owns 100% Steadfast Insurance Company [US - DE]
                                            owns 100% American Zurich Insurance Company [US - IL]
                                                 owns 100% Zurich American Insurance Company of Illinois [US -IL]
                                       owns 100% American Guarantee & Liability Insurance Company [US - NY]
                                            owns 100% Diversified Specialty Risk, Inc. [US - TX]
                                            owns 100% Specialty Producer Group Inc. [US - DE]
                                                 owns 100% Daniels-Head Insurance Agency Inc. [US - TX]
                                                 owns 100% Daniels-Head Insurance Agency Inc. [US - KY]
                                                 owns 100% Daniels-Head Insurance Agency Inc. [US - CA]
                                                 owns 100% Daniels-Head Insurance Agency Inc. [US - NY]
                                                 owns 100% Daniels-Head Insurance Agency Inc. [US - OH]
                                                 owns 100% O'Connor West Insurance Agency Inc.


                       Empire Fire & Marine Insurance Company
                               owns 100% of Douglas Street Premium Finance Company of California [US - CA]
                               owns 100% of Douglas Street Premium Finance Company [US - NE]
                                    owns 100% Minnesota Marketing Center, Inc.  [US-MN]
                               owns 51% of Truckwriters, Inc. [US - NE]
                               owns Empire Fire & Marine Insurance Company
                               owns 100% of Empire Management Services, Inc. [US - NE]
                  owns 100% of Zurich Global Ltd. [Bda]
                  owns 100% of Universal Underwriters Acceptance Corp. [US - KS]
                  owns 100% of Universal Underwriters Service Corp. [US - MO]
                       owns .50% of UUBVI, Limited [BVI]
                  owns 100% of Universal Underwriters Service Corp. of Texas [US - TX]
                  owns 100% of The Zurich Services Corporation [US - IL]
                  owns 100% of Zurich American Brokerage, Inc. [US - NY]
                  Zurich American Insurance Company [US-NY]
                        owns 85% of Maryland Casualty Co. [US - MD]
                        owns 100% Zurich Agency Services, Inc [US-TX]
                        owns 100% of Assurance Company of America [US - NY]
                        owns 100% of Maine Bonding & Casualty Company [US - ME]
                        owns 100% of Maryland Insurance Company [US - TX]
                        owns 100% of Zurich Insurance Agency [US - MD]
                        owns 100% of Maryland Management Corporation [US - TX]
                        Trust Agreements - Maryland Lloyds [US - TX]
                        owns 100% of National Standard Insurance Company [US - TX]
                        owns 100% of Northern Insurance Company of New York [US - NY]
                        owns 100% of Steadfast Reinsurance Company, Ltd. [Bda]
                        owns 100% of Valiant Insurance Company [US - IA]
                        owns 100% of Fidelity & Deposit Company of Maryland [US - MD]
                        Zurich American Insurance Company [US-NY]
                             owns 100% of Colonial American Casualty & Surety Company [US - MD]
                             owns 100% Mountbatten Holding, Inc [US-PA]
                                  owns 100% The Mountbatten Surety Company, Inc [US-PA]
                                  owns 100% HMS Droadnought, Inc. [US-DE]




                        Fidelity & Deposit Company of Maryland
                             owns 100% of 300 St. Paul Corporation [US - MD]
                             owns 51 % of Maryland Netherlands Credit Insurance Company [US - MD]
                        Zurich American Insurance Company [US-NY]
                             owns 100% of Universal Underwriters Insurance Company [US - MO]
                             owns 100% of Universal Underwriters of Texas Insurance Company [US - TX]
                             owns 100% of Mountain Insurance Agency [US - MA]
                             owns 100% of Universal Underwriters Life Insurance Company [US - MO]
                        owns 100% of Robert Hampson, Inc. [Canada]
                  Zurich Holding Company of America [US-DE]
                        owns 100% of ZKI Holding Corp.  (*3)
                        owns 32.85% of Scudder Kemper Investments, Inc. [US - DE]
                             owns 100% Zurich Kemper Investments, Inc [US-DE]
                              owns 50%  of Kemper Distributors, Inc. [US-DE]
                              owns 50%  of Kemper Service Company [US-DE]
                              owns 100% of ZKI Agency, Inc. [US - DL]
                                   owns 100% ZKI Agency of Alabama Inc. [US-AL]
                              owns 100% of Scudder Investments (U.K.) Ltd
                                   owns 100% of Zurich Investment Management (C.I.) Limited [Channel Islands]
                                   owns 100% of Zurich Investment Management (Dublin) Limited (Ireland)
                                   owns 100% of Scudder Kemper Holdings (U.K.) Limited
                                   owns 100% of Scudder, Stevens & Clark Limited
                              owns 100% Scudder Kemper Holdings [UK] Limited
                              owns 100% of Scudder, Stevens & Clark Japan, Inc.
                              owns 100% of Scudder, Stevens & Clark Asia Limited
                              owns 100% of Scudder Canada Investor Services Limited
                              owns 100% of Scudder, Stevens & Clark of Canada, Ltd.
                              owns 100% Zurich Investment Management, Inc. [US-DE]
                              owns 100% Scudder Investments AG

                        owns 100% of Scudder, Stevens & Clark (Luxembourg) S.A.
                        owns 100% of Scudder Trust (Cayman), Ltd.
                        owns 100% of Scudder Cayman, Ltd.
                        owns 100% of Scudder, Stevens & Clark Australia Limited
                        owns 100% of Scudder, Stevens & Clark Corporation [US - DE]
                        owns 100% of SS&C Overseas Corporation
                        owns 49.75% of Scudder Trust Company
                        owns 50% of Scudder Defined Contributions Services, Inc.
                        owns 50% of Scudder Capital Stock Corporation
                              owns 50% Kemper Distributors Inc. [US - DE]
                              owns 50% of Scudder Capital Planning Corporation
                              owns 50% of Scudder Investor Services, Inc.
                                    owns 100% of Scudder Insurance Agency Inc. (CA) [US - CA]
                                    owns 100% of Scudder Insurance Agency, Inc.
                                    owns 100% of Scudder Insurance Agency of New York, Inc.
                                    owns 100% of SIS Investment Corporation
                              owns 50% of Scudder Brokerage Services, Inc.
                              owns 50% of Scudder Service Corporation
                                    owns 1% of Scudder Realty Holdings (II) L.L.C.
                                    owns 100% of SRV Investment Corporation
                                    owns 100% of Scudder Realty Holdings Corporation
                        owns 50% of Scudder Capital Planning Corporation
                              owns 50% Kemper Service Company [US - DE]
                              owns 50% of Scudder Capital Asset Corporation
                              owns 50% of Scudder Fund Accounting Corporation
                              owns 50% of SS&C Investment Corporation
                        owns 50% of Scudder Investor Services, Inc. [US - MA]
                        owns 50% of Scudder Brokerage Services, Inc. [US - DE]

                        owns 50% of Scudder Capital Asset Corporation
                              owns 49.75% of Scudder Trust Company
                              owns 50% of Scudder Defined Contributions Services, Inc.
                              owns 50% of Scudder Capital Stock Corporation
                        owns 50% of Scudder Service Corporation
                        owns 99% of Scudder Realty Holdings (II) L.L.C.
                        owns 50% of Scudder Fund Accounting Corporation
                        owns 50% of SS&C Investment Corporation
                        owns 50% of AARP/Scudder Financial Management Company
                        owns 100% of Korea Bond Fund Management Co., Limited
                        owns 100% of Scudder Cayman L.A. Power II-P Ltd.
                        owns 100% of Scudder Cayman L.A. Power II-C Ltd.
                        owns 100% of SFA, Inc.
Zurich Holding Company of America [US-DE]
                        owns 36.6% of Scudder Kemper Investments, Inc. [US - DE]
                        owns 71.67% of Kemper Corporation
                  owns 100% of Federal Kemper Life Assurance Company [US - IL]
                        owns 50% of KI/FKLA Rancho Realty, L.L.C.
                        owns 30% of KL-75, L.L.C.
                        owns 66.70% of KI/FKLA Ardenwood, L.L.C.
                  owns 100% of Kemper Investors Life Insurance Company [US - IL]
                        owns 100% of Investors Brokerage Services, Inc.  [US - DE]
                        owns 100% of Investors Brokerage Services Insurance Agency, Inc. [US - DE]

                             owns 100% IBS Insurance Agency Inc of Ohio [US-OH]
                             owns 100% of Investors Brokerage Services Insurance Agency, Inc. of Texas [US - TX]  (*1)
                        owns 60.10% of KI/FLA San Leandro, L.L.C.
                        owns 30% of KL-75, L.L.C.
                        owns 33.30% of KI/FKLA Ardenwood, L.L.C.
                        owns 50% of KI/FKLA Rancho Realty, L.L.C.
                  owns 100% of Kemper Portfolio Corp. [US - DE]
                        owns 100% of FKLA Realty Corporation [US - IL]
                  owns 50% of Kemper Real Estate Management Company [US - DE]
                  owns 75% of KLMLP, L.P. [US - DE]  (*2)
                        owns 100% Butterfield Financial Corporation [US-CA]
                        owns 100% of Kemper/Lumbermens Properties, Inc. [US - DE]
                        KADC, Inc [US-CA]
                             owns 100% of Ardenwood Financial Corporation [US - CA]
                  owns 100% of Zurich Life Insurance Company of America [US - IL]
                  owns 100% of Zurich Direct, Inc. [US - IL]
                  owns 33% of 20th Century Asset Management Corporation Limited [India]
                  owns 100% of KFC Portfolio Corp. [US - DE]
                        owns 100% of Kemper Real Estate, Inc. [US - DE]
                        owns 100% of Kemper/Cymrot, Inc. [US - DE]
                             owns 100% of Kemper/Cymrot Management, Inc. [US - GA]
                        owns 100% of KILICO Realty Corporation [US - IL]


  KFC Portfolio Corp.   owns 100% of KR CBDV [US - DE]
                        owns 100% of Maunalua Associates, Inc. [US - HI]
                             owns 100% of Pacific Homes, Inc. [US - HI]
  Kemper Corporation    owns 66.67% of ZKS Real Estate Partners, L.L.C. [US - DE]


Individual Shareholders own 20.86% of Scudder Kemper Investments, Inc. [US - DE]
SKI Executive Defined Contribution Plan owns 9.66% of Scudder Kemper Investments, Inc. [US - DE]

Fidelity Life Association, A Mutual Legal Reserve Company [US - IL]


NOTES
*1 = 100% owned by a Texas resident under contract with Investors Brokerage Services Insurance Agency, Inc. of Texas.

*2 = KLMLP, L.P. is a Delaware limited partnership. Kemper Corporation's indirect ownership of KLMLP, L.P. is as follows:

               29.7% KILICO Realty Corporation; 20.85% FKLA Realty Corporation; 1.5% Kemper Portfolio Corp; 22.5% KFC Portfolio Corp.; 0.3% Kemper Investors Life Insurance Company; and 0.15% Federal Kemper Life Assurance Company.

*3 = Lumbermens Mutual Casualty Company owns the remaining 3.03% of ZKI Holding Corp.
*4 = Zurich Insurance Company, together with various U.S. affiliates, owns 6,349,207 shares, or 14%, of the common stock of Provident
         Companies, Inc.

Percentages reflect direct common stock ownership, except as noted.

Except as noted, non-corporate (i.e. partnership) joint venture real estate investments by subsidiaries of Kemper Corporation and Fidelity Life Association are not shown.

ZURICH CENTRE INVESTMENTS

ZURICH INSURANCE COMPANY
(ZURICH, SWITZERLAND)


         owns 65% of Zurich Centre Group Holdings, Limited [Bda]
         owns 43% of Zurich International (Bermuda) Ltd. [Bda.]
              owns 35% of Zurich Centre Group Holdings Limited [Bda] (ZC Advisors International [Bda] and ZC Advisors
              [US - NY] have advisory contracts with Zurich Centre Investments Limited [Bda]
                    owns 100% of Centre Reinsurance Services (Bermuda) II Limited [Bda]
                         owns 43% IPC GenPar (Bermuda) L.P.  [Bda]
                         owns 44% of Insurance GenPar (Bermuda), L.P. [Bda]
                              owns 1% and serves as GP of Insurance Partners Offshore (Bermuda), L.P.
                    owns 100% of ZC Sterling Holdings Limited [US - CA]
                         owns 81% of ZC Sterling Insurance Agency [US - CA]
                    owns 100% of Centre Reinsurance Holdings Limited [Bda]
                         owns 100% of Centre Solutions (Bermuda) Limited [Bda]
                              owns 50% of Advance Travel Holdings (Bermuda) Limited [Bda]
                              owns 51% of Strategic Risk Management Holdings Limited [Bda]
                                   owns 100% SRM Brokers Limited [Bda]
                                   owns 100% of SRM Consultants Limited [Bda]
                                        owns 100% of Strategic Risk Management Limited [UK]
                                        owns 100% of Strategic Risk Management (Propriety) Limited (South Africa)
                                   owns 100% of SRM Managers Limited [Bda]
                              owns 39.6% of Florida Select Insurance Holdings, Inc. [US - DE]
                                    owns 100% of Florida Select Insurance Co. [US - FL]
                                    owns 100% of Florida Select Insurance Agency [US - FL]

                         Centre Solutions (Bermuda) Limited (Bda)
                         owns non-voting common stock of Mendip Insurance & Reinsurance Company Limited
                         [Bda]
                         owns 100% of CP Holding Limited [BVI]
                         owns 100% of Centre Reinsurance Representatives Limited [UK]
                         owns 40% of Pacific Select Insurance Holding, Inc. [US - DE]
                              owns 100% Pacific Select Insurance Co. [US - CA]
                         owns 100% of Centre Investors I Limited [Bda]
                         owns 100% of Centre Investors II Limited [Bda]
                         owns 100% of Centre Investors III Limited [Bda]
                         owns 33% of Golden Gate Reinsurance Company Limited [Bda]
                         owns 100% of CRS III Limited [Bda]
                              owns 100% Centre Representatives (Asia) Limited (Hong Kong)
                              owns 16.1% of CAT Limited [Bda]
                              owns 100% of Superior National Capital, L.P. [Bda]
                              owns 100% of Centre Solutions (Australia) Limited [Aus]
                              owns 100% of Centre Reinsurance Services (Bermuda) IV Limited [Bda]
                         owns 100% of Finwas Financing (Bermuda) Limited [Bda]
                         owns 100% of Centre Reinsurance Limited [Bda]
                         Zurich Centre Group Holdings Limited (Bda)
                              owns 100% of Centre Re Holdings Dublin [Ireland]
                                   owns 100% of Centre Reinsurance Holdings (Delaware II) Limited
                                   [US - DE]
                         owns 100% Centre Solutions (Asia) Limited (Bda)
                         CentreRe Holdings Dublin (Ireland)
                              owns 100% Centre Finance Dublin International (Ireland)
                              owns 100% Centre Investments Dublin (Ireland)

Centre Reinsurance Holdings (Delaware II) Limited
                                Owns 100% of Centre Reinsurance Dublin [Ireland]
                                        owns 100% of Centre Reinsurance Holdings (Delaware)
                                        Limited [US - DE]
                                                owns 100% of Zurich Centre Group LLC (US-DE)
                                                owns 100% of Centre Reinsurance (US) Limited [Bda]
                                                     owns 100% of Zurich Reinsurance Centre
                                                     Holdings, Inc. [US - DE]
                                                           owns 100% of ZC Property
                                                           Management [US - DE]
                                                           owns 100% of Zurich Reinsurance
                                                           North America), Inc. [US - CT]
                                                                 owns 100% of ZC Insurance
                                                                 Company [US - NJ]
                                                                 owns 24% of Insurance
                                                                 Partners Advisors L.P. [US - DE]
Centre Reinsurance Limited (Bda)
                                                owns 100% of ZC Specialties Insurance Company [US - TX]
                                                owns 100% of Constellation Reinsurance Company [US - NY]
                                                owns 100% of BDA/US Services Limited [US - DE]
                                                owns 100% of Centre Re Services, Inc. [US - NY]
                                                owns 100% of ZC Resource L.L.C. [US-DE]
                                                owns 100% of Zurich Centre Properties, Inc (US-CT)


                                 ZC Resource LLC [US-DE]
                                                owns 50% of Life Insurance Solutions LLC [US - DE]
                                                owns 50% of Advance Travel Holdings [Delaware] Limited [US - DE]
                                                        owns 100% of Advance Travel Limited [US - DE]
                                                owns 49% of Claims Solutions Group [US-DE]
                                                        owns 100% of Claims management Group [UK]
                                 Centre Reinsurance Limited [Bda]
                                                             owns 100% of Bridge Re [Lux]
                                                             owns 100% Centre Insurance International Company [Ireland]
                                                             owns 100% of Centre Finance Dublin International [Ire]
                                                             owns 100% of Centre Reinsurance International Company [Ire]
                                                             owns 33% non-voting stock of International Insurance Advisors, Inc.
                                                             [US - DE]
                                                             owns 54% of Insurance Partners Offshore (Bermuda), L.P. [Bda]
                                                             owns 100% of Anglo American Insurance Group Limited [Bda]
                                                             owns 30% of International Insurance Advisors, Inc
                             Zurich Centre Group Holdings Limited [Bda]
                                 owns 100% Advisors, Inc.
                                 owns 100% of Anglo American Insurance Holdings Limited [UK]
                                      owns 100% of Anglo American Underwriting Management Limited [UK]
                                           owns 100% of Anglo American Insurance Management Services Limited [UK]
                             Centre Reinsurance Limited (Bda)
                                      owns 100% Centre Solutions Holdings II [Delaware] Limited (US-DE)
                                      owns 100% Centre Risk Advisors, Inc. [US-DE]
                                      owns 100% ZC Group LLC [US-DE]
                                      owns 100% Centre Solutions [US] Limited [Bda]
                                           owns 100% ZC Specialty Insurance Company [US-TX]
                                           owns 100% Centre Solutions Holdings [Delaware] Limited [US-DE]
                                                owns 100% Centre Insurance Company [US-DE]

                            owns 100% of Anglo American Insurance Co. Limited [UK]
                                 owns 100% of Mercantile Indemnity Limited [UK]
                            owns 100% of Anglo American Insurance Company (Bermuda) Limited [Bda]
Centre Reinsurance Holdings Limited [Bda]
     owns 100% of CentreLine Reinsurance Limited [Bda]
     owns 100% of Mendip Insurance & Reinsurance Company Limited [Bda]
owns 100% of Strategic Services Centre Limited [Bda] - f/k/a Gear, Inc.
owns 100% of ZC Life Reinsurance Limited [Bda]
owns 100% of Centre Life Holdings (Delaware) Limited [US - DE]
     owns 100% of Centre Life Reinsurance Limited [Bda]
Zurich Centre Group Holdings Limited [Bda]
owns 100% of Zurich Payroll Solutions Limited [US - DE]
owns 94% of Cedar Hill Holdings, Inc. [US - DE]
     owns 100% of Cedar Hill Assurance Company [US - TX]
owns 100% of ZCM Holdings (Bermuda) Limited [Bda]
     owns 100% ZCM Matched Funding (Bermuda) Limited [Bda]
     owns 100% of ZCM Asset Holding Company (Bermuda) Limited [Bda]
     owns 100% of Zurich Capital Markets (UK) Limited [UK]
     owns 100% of Zurich Capital Markets Inc. [US - DE]
          owns 100% of Zurich Capital Markets Securities Inc. [US - DE]
          owns 100% of ZCM Matched Funding Corp. [US - DE]
owns 100% of Zurich Capital Markets Company [Ireland]

owns 100% of Centre Financial Services Holdings Limited [Bda]
     owns 100% of Zurich Structured Finance, Inc. [US - DE]
          owns 100% Centre Kate Inc. 1 [US - DE]
          owns 100% Centre Kate Inc. 2 [US - DE]
          owns 47.125% of CentRe Mortgage Capital LLC [US - DE]
               owns 100% of National Mortgage Capital LLC [US - MD]
          owns 47.375% of CMC TEJV-1, LLC [US - DE]
          owns 100% of CTH Affordable Housing Corporation [US - DE]
               owns 100% of CTH Affordable Housing Investor, Inc. [US - DE]
                    owns 100% of CTH MHP, L.L.C. [US - DE]
               owns 100% of CTH Special General Partner, Inc. [US - DE]
               owns 100% of CTH MHP II, Inc. [US - IL]
               owns 100% of CTH AHP Corporation [US - DE]
               owns 100% of CTH WNC, Inc. [US - IL]
               owns 100% of CTH Special General Partner II, Inc. [US - IL]
               1% General Partner & 98% Limited Parnter of JFS/ZSF 1997, L.P. [US - VA]
          owns 34.5% common stock & 100% preferred stock of Centre Trading Partners, L.P.
          [US - DE]
     owns 45% of Centre Trading Corporation [US - DE]
          owns 1% of Centre Trading Partners L.P. [US - DE]
     owns 49% of CMB Limited [Bda]
owns 100% of Zurich Home Investments Limited [Bda]
owns 100% of Centre Reinsurance Services (Delaware) Limited [US - DE]
     owns 44% of Insurance GenPar LP [US - DE]
          owns 100% and serves as GP of Insurance Partners LP [US - DE]
CTH Affordable Housing Corporation
     owns 100% ZSF Appollo Corporation [US - IL]
     owns 100% CTH/Landmark SLP, Inc. [US - DE]
     owns 100% ZSF Landmark Corporation [US - IL]

Zurich Centre Group Holdings Limited (Bda) owns 50% THIC Holdings Management Corporation owns 100% Centre Reinsurance Services (Bermuda) Limited (Bda) owns 100% Zurich S.F. Holdings Inc. (US-DE) owns 100% Sterling Forest LLC (US)

ZURICH INSURANCE COMPANY
(ZURICH, SWITZERLAND)

         owns 100% of Zurich International Service [Ire] owns 100% of Zurich International Services [Lxm] owns 100% of Marofinac [Mar]
                  owns 13.23% of La Garantie Generale Marocaine (GGM) [Mar] owns 5% of Arab International Insurance Co. [Egy] owns 68.76% of La Garantie Generale Marocaine (GGM) [Mar] owns 80% of Zurich Life Assurance Company Ltd. [UK] owns 50% of Previservice S.p.A. [Ity] owns 67% of Genevoise Vie (Geneva Life Insurance Co.) [Sw] owns 0.923% of Zurich International [Blg] owns 10% of Zurich Eurolife S.A. [Lux] owns 100% of Turegum Immobilion AG [Sw] owns 100% of Assuricum Zurich [Sw]
              owns 99.87% of Zurich Leben (Life) Insurance Company [Sw]
                   owns 15% of Alstadt Insurance Co. [Sw]
                   owns 20% of Telsecur [Spn]
                   owns 100% of Zurich-Leben PKB [Sw]
                   owns 10% of Gestora [Spn]
                   owns 5% of National Insurance Company (Runoff) [Lxm] owns 10% of Societe Jacquet [Blg] owns 90% of Zurich Life International Services, Ltd. [UK] owns 10% of Zurich life Insurance Company of Canada [Can] owns 20% of Zurich Life Assurance Company Ltd. [UK]

                   owns 50% of Previservice S.p.A. [Ity]
                   owns 32.6% of Genevoise Vie (Geneva Life Insurance Co.) [Sw] owns 99.075% of Zurich International [Blg] owns 10% of Consultores de Pensiones [Spn] owns 1% of ASSURYS Compagnie d'Assurances [Fra] owns 90% of Zurich Eurolife S.A. [Lux] owns 10% of Zurich Epargne Compagnie d'Assurances [Fra]
              owns 100% of Rud, Blass & Cie AG [Sw]
              owns 5% of National Insurance Company (Runoff) [Sau] owns 100% of Genevoise Generale (Geneva General Insurance Co.) [Sw] owns 10.32% of Zurich International (France) S.A. [Fra]
                   owns 99.99% of S.G.E.A. [Fra]
                   owns 2% of ASSURYS Compagnie d'Assurances [Fra] owns 20% of Zurich Epargne Compagnie d'Assurances [Fra]
         owns 80.77% of Danubio Compagnia di Assicurazioni S.p.A.
         owns 58.64% of Zurich International (France) S.A. [Fra] owns 96.99% of ASSURYS Compagnie d'Assurances [Fra] owns 69.99% of Zurich Epargne Compagnie d'Assurances [Fra] owns 99.87% of Alpina Insurance Co. [Sw]
              owns 10% of Alstadt Insurance Co. [Sw]
              owns 19.23% of Danubio Compagnia di Assicurazioni S.p.A. [Ity] owns 31.01% of Zurich International (France) S.A. [Fra]
         owns 74.95% of Alstadt Insurance Co. [Sw] owns 90% of Zurich Insurance Services [Bah] owns 99.46% of Zurich do Brazil [Brz]

              owns 32% of CAARS [Brz]
                   owns 100% of Zurich-Anglo Seguradora S.A. [Brz] owns 60% of Zurich Asia Holdings Ltd. [Bda] owns 49% of Neango [Arg] owns 38.7% of ISIS [Arg] owns 100% of Turegum Insurance Co. [Sw]
              owns 33.3% of Zurich Holdings (UK) Ltd. [UK]
                   owns 100% of Pilot Association [UK]
                   owns 100% of Zurich Municipal Marketing Services, Ltd. [UK] owns 10% of Zurich Life International Services, Ltd. [UK] owns 100% of Zurich Re (UK) Ltd. [UK]
                        owns 100% of Zurich International (UK) Ltd. [UK]
                   owns 100% of General Surety Holding, Ltd. [UK]
                            owns 100% of General Surety & Guarantee co. [UK]
              owns 10% of Zurich Insurance Services [Bah]
                   owns 5% of Saudi National Insurance Co., E.C. (SNIC) [Sau]
              owns 0.54% of Zurich do Brazil [Brz]
              owns 7.5% of Zurich Asia Holdings Ltd. [Bda]
                   owns 62.5% of Zurich Insurance (Malaysia) Sdn Bhd. [Mal] owns 100% of Zurich Insurance (Guam) Inc. [Gua]
         owns 66.6% of Zurich Holdings (UK) Ltd. [UK] owns 100% of Zurich Investment Management AG [Sw] owns 100% of Zurich Versicherung - AG [Ger] owns 100% of Central Lloyd Verwaltungsges mbH [Ger] owns 42.7% of Iguazu Compania de Seguros [Arg]

         owns 0.7% of Zurich Iguazu Compania de Seguros de Retiro S.A. [Arg]
    owns 99.3% of Zurich Iguazu Compania de Seguros de Retiro S.A. [Arg]
    owns 100% of Zurich International de Venezuela [Ven]
    owns 30% of Zurich Chapultepec Compania de Seguros S.A. [Mex]
    owns 50% of ZBV Beratungs-u. Verkaufs - AG [Sw]
    owns 100% of HERA Vermogensverwaltung GmbH [Ger]
    owns 100% of Zurich - Agrippina Beteiligungs - Aktiengesellschaft (Deutschland) AG ZABAG [Ger]
         owns 16.7% of BFI Betieigungsges fur Industriewerte [Ger]
         owns 100% of Deutsche Allgemeine Leben Verischerung AG [Ger]
         owns 100% of Deutsche Allgemeine Verischerung AG [Ger]
         owns 100% of Zurich Rechtsschutz - Verischerungs - AG [Ger]
         owns 100% of Zurich Kautions - und Kredit - AG [Ger]
         owns 100% of Zurich International (Deutschland) [Ger]
         owns 100% of Zurich Kredit Service GmbH [Ger]
         owns 80% of Zurich Investmentges [Ger]
         owns 100% of Zurich Gesellschaft fur Vermogensanlagen [Ger]
              owns 98% of D. Kern Steuerberatung [Ger]
         owns 100% of TDG Tele-Dienste GmbH [Ber]
         owns 99.1% of Agrippina Versicherung [Ger]
              owns 99.275% of Paria Versicherung - AG [Ger]
              owns 100% of Anas Investmet, Ltd. Dublin [Ire]
              owns 92.3% of Agrippina Ruckversicherung - AG [Ger]
              owns 98% of Agrippina Lebensversicherung - AG [Ger]
              owns 100% of Agrippina Rechtsschultzversicherung - AG [Ger]
    owns 100% of Banuud Kapital, mbH [Ger]

         owns 100% of Zurich International (Netherland) N.V. [Nth]
         owns 100% of Bastion B.V. [Nth]
         owns 100% of Zurich International (Italia) S.p.A. [Ity]
         owns 100% of Zurich Insurance Company, U.K. [UK]
         owns 49% of Zurich Insurance Company (Russia) [Rus]
         owns 100% of Fairfax House Securities Ltd. [UK]
         owns 100% of Sanatorio Zurbaran [Spn]
         owns 100% of Zurich Kosmos Versicherungen AG [Aus]
              owns 100% of LASSAL Mobilien-und Immobilienvermitungs-und Vetriebsservice GmbH [Aus]
         owns 15% of Garant Eurasco [Aus]
         owns 100% of Zurich Uberspieczenle Service Sp.z.o.o (Zurich Versicherung Service GmbH ) [Pol]
         owns 100% of Zurich Biztositasi Szolgaltato Kft. (Zurich Versicherung Service GmbH) [Hun]
         owns 99.99% of Inversiones Suizo Chilena [Chl]
              owns 73.15% of Compania de Seguros Chilena Generales (Chilean General Insurance) [Chl]
              owns 98.65% of Compnia de Seguros Chilena de Vida (Life Insurance Co.) [Chl]
                   owns 2.38% of Compania de Seguros Chilena Generales (Chilean General Insurance) [Chl]
         owns 100% of CRESTA Schadenhilfe GmbH [Aus]
         owns 60% of Consultores de Pensiones [Spn]
         owns 98.37% of Zurich International (Espana) Compania [Spn]
              owns 20% of Consultores de Pensiones [Spn]
              owns 40% of Telsecur [Spn]
              owns 20% of Gestora [Spn]
                   owns 10% of Consultores de Pensiones [Spn]
         owns 20% of Telsecur [Spn]
         owns 60% of Gestora [Spn]

         owns 100% of Caudal S.A. de Seguros y Reaseguros [Spn]
              owns 10% of Gestora [Spn]
              owns 20% of Telsecur [Spn]
         owns 36.5% of Sicurta 1879 Assicurazioni S.p.A. [Ity]
         owns 99.96% of SIAR (Societa Italiana Assicurazioni e Riassicurazionio) S.p.A. [Ity]
              owns 63.5% of Sicurta 1879 Assicurazioni S.p.A. [Ity]
              owns 42.51% of Minerva Vita Assicurazioni S.p.A. [Ity]
                   owns 63.53% of Zeta Finanza S.p.A. [Ity]
                         owns 63% of Zeasim [Ity]
                         owns 100% of Zeta Fiduciaria [Ity]
                         owns 100% of Zeta Fondi [Ity]
                         owns 100% of Zetagest [Ity]
                   owns 0.08% of Zetasim [Ity]
                   owns 35% of ATAM [Ity]
              owns 50.02% of Minerva Assicurazioni S.p.A. [Iy]
                   owns 24.95% of Minerva Vita Assicurazioni S.p.A. [Ity]
                   owns 1.13% of Zeta Finanza S.p.A. [Ity]
                   owns 35.71% of Edil-Spettacolo [Ity]
                   owns 50% of Toscana Uno [Ity]
              owns 15.8% of Zeta Finanza S.p.A. [Ity]
              owns 63.11% of ATAM [Ity]
         owns 49.96% of Minerva Assicurazioni S.p.A. [Ity]
         owns 29.01% of Minerva Vita Assicurazioni S.p.A. [Ity]
         owns 19.54% of Zeta Finanza S.p.A. [Ity]
         owns 100% of Erbasei S.p.A. [Ity]

         owns 36.07% of Zetasim [Ity]
         owns 100% of Zurich Australian Insurance Holdings, Ltd. [Ast]
              owns 100% of Zurich Australian Staff Superannuation Pty. Ltd. [Ast]
              owns 25% of Zurich Australian Insurance Properties Pty. Ltd. [Ast]
              owns 100% of Zurich Australian Insurance Ltd. [Ast]
                   owns 25% of Zurich Australian Insurance Properties Pty. Ltd. [Ast]
                   owns 100% of Zurich Australian Life Insurance Ltd.
                        owns 50% of Zurich Australian Insurance Properties Pty. Ltd. [Ast]
                        owns 51% of National Accountancy Management Services Pty. Ltd. (NAMS) [Ast]
                        owns 100% of Zurich Investment Management AG [Ast]
                        owns 100% of Zurich Australian Auperannuation Pty. Ltd. [Ast]
                        owns 100% of Zurich Properties Ltd. [Ast]
                   owns 100% of Zurich Australian Workers Compensation Victoria Pty. Ltd. [Ast]
                   owns 25% of Australian Insurance Systems Holdings Pty. Ltd. [Ast]
                   owns 33.3% of Machinery Insurance Services Pty. Ltd. [Ast]
                   owns 87.25% of Zurich Pacific Insurance Pty. Ltd. [Png]
                   owns 100% of Zurich Australian Workers Commpensation Ltd. [Ast]
                   owns 50% of Associated marine Insurers [Ast]
         owns 100% of Zurich Canadian Holdings ltd. [Can]
              owns 50% of Multi Services Canada, Inc. [Can]
              owns 50% of World Travel Protection, Inc. [Can]
              owns 100% of Zurich Indemnity Company of Canada [Can]
              owns 50% of Zurich Canada Investment Management, Ltd. [Can]
         owns 100% of Zurich Life of Canada Holdings, Ltd. [Can]
              owns 100% of Zurich Life & Health Insurance  Company [Can]

         owns 48.7% [Class A] of ZURMEX Canadian Holdings, Ltd. [Can]
         owns 90% of Zurich Life Insurance Company of Canada [Can]
    owns 100% of MICOBA Holdings Ltd. [Bah]
         owns 15.91% of MICO Equities Inc. [Phl]
              owns 100% of Malayan Insurance Company, Inc. [MICO] [Phl]
                   owns 50% of Pan Malayan Insurance Company [Phl]
                        owns 15.96% of First Nationwide Assurance Corporation [Phl]
                              owns 11.51% of Eastern General Reinsurance Corp. [Phl]
              owns 70% of Malayan Zurich Insurance Company [Phl]
                    owns 10.01% of Eastern General Reinsurance Corp. [Phl]
              owns 18.23% of Eastern General Reinsurance Corp. [Phl]
              owns 36.03% of First Nationwide Assurance Corporation [Phl]
         owns 99.99% of Asia-Pacific Reinsurance Co., Ltd. [B.V.I.]
              owns 51.37% of Eastern General Reinsurance Corp. [Phl]
              owns 47.98% of First Nationwide Assurance Corporation [Phl]
    owns 14.40% of MICO Equities Inc. [Phl]
         owns 99.99% of Malayan International Insurance Corporation, Ltd. [Bah]
              owns 100% of Malayan Insurance Co. (UK) Ltd. [UK]
              owns 100% of Malayan Insurance Co. (Hong Kong) Ltd. [Hkg]
    owns 80% of P.T. Zurich Insurance Indonesia [Ind]
    owns 70% of P.T. PSP Life Insurance Indonesia [Ind]
    owns 75% of Zurich Insurance Co. (Asia) Ltd. [Hkg]
    owns 100% of Zurich Insurance Company (Singapore) Pte. Ltd. [Sing]
    owns 30% of Malayan Zurich Insurance Company [Phl]